                                                                    EXHIBIT 20.2

AT&T Universal Funding Corporation                                                     AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                    Series 1995-2
- ----------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                             Class A              Class B            CIA Investor          Investor
- ----------------------                                                                                           Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount             675,000,000.00         35,625,000.00       39,375,000.00       750,000,000.00
Floating Allocation Percentage                       90.0000000%            4.7500000%          5.2500000%          78.9526972%
Principal Allocation Percentage                      90.0000000%            4.7500000%          5.2500000%          78.9526972%
Finance Charge Collections                          9,952,173.65            525,253.61          580,543.46        11,057,970.72
Total Yield
Trust Portfolio Yield
Principal Collections                             109,054,030.39          5,755,629.38        6,361,485.11       121,171,144.87
Discount Percentage
Discount Option Receivable Collections                      0.00                  0.00                0.00                 0.00
Monthly Payment Rate
Defaults                                            4,371,986.12            230,743.71          255,032.52         4,857,762.36
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                            447,044.36             23,594.01           26,077.59           496,715.95
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                             0.00                0.00
Charged-Off Principal                                       0.00                  0.00                0.00
Reimbursed Principal                                        0.00                  0.00                0.00
Ending Invested/Transferor Amounts                675,000,000.00         35,625,000.00       39,375,000.00       750,000,000.00
- ----------------------------------------------------------------------------------------------------------------------------------
Group II Information                            Series 1995-2           Series               Series               Series
- --------------------
Invested Amount                                   750,000,000.00                  0.00                0.00                 0.00
Average Rate                                             5.9476%               0.0000%             0.0000%              0.0000%
Investor Finance Charge Collections                11,554,686.67                  0.00                0.00                 0.00
Investor Principal Collections                    121,171,144.87                  0.00                0.00                 0.00
Investor Default Amount Due                         4,857,762.36                  0.00                0.00                 0.00
Investor Monthly Interest Due                       3,723,540.00                  0.00                0.00                 0.00
Investor Monthly Fees Due                           1,250,000.00                  0.00                0.00                 0.00
Investor Additional Amounts Due                             0.00                  0.00                0.00                 0.00
- ----------------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                       Class A              Class B            CIA Investor            Total
- ----------------------------
Investor Coupon                                          5.9500%               6.1000%             5.7680%
Investor Monthly Interest Due                       3,346,875.00            181,093.75          195,571.25         3,723,540.00
Investor Outstanding Interest Due                           0.00                  0.00                0.00                 0.00
Investor Additional Interest Due                            0.00                  0.00                0.00                 0.00
Investor Total Interest Due                         3,346,875.00            181,093.75          195,571.25         3,723,540.00
Investor  Default Amount Due                        4,371,986.12            230,743.71          255,032.52         4,857,762.36
Investor Monthly Fees Due                           1,125,000.00             59,375.00           65,625.00         1,250,000.00
Investor Additional Fees Due                                0.00                  0.00                0.00                 0.00
Total                                               8,843,861.12            471,212.46          516,228.77         9,831,302.36
- ----------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                                   11,554,686.67
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                          10.72%
Base Rate                                                                                                                 7.96%
- ----------------------------------------------------------------------------------------------------------------------------------
Application of Collections                         Class A              Class B            CIA Investor            Total
- --------------------------
Available Funds                                    10,399,218.00            548,847.62          606,621.05        11,554,686.67
Monthly Interest Paid                               3,346,875.00            181,093.75                0.00         3,527,968.75
Investor Default Amount Paid                        4,371,986.12                  0.00                0.00         4,371,986.12
Excess Spread                                       2,680,356.88            367,753.87          606,621.05         3,654,731.79
- ----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                  0.00                  0.00                                     0.00
Investor Default Amount Shortfall                           0.00            230,743.71                               230,743.71
Required Amount                                             0.00            230,743.71                               230,743.71
- ----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                       0.00                  0.00          195,571.25           195,571.25
Investor Default Paid                                       0.00            230,743.71          255,032.52           485,776.24
Investor Additional Amounts Paid                            0.00                  0.00                0.00                 0.00
Servicing Fee Paid                                                                                                 1,250,000.00
Excess Finance Charge Collections                                                                                  1,723,384.31
- ----------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                             0.00                0.00                 0.00
Monthly Interest Paid                                       0.00                  0.00
Investor Default Paid                                       0.00                  0.00                                     0.00
- ----------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                0.00                  0.00                0.00
Principal Charge-Offs                                       0.00                  0.00                0.00
- ----------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                             0.00
Principal Funding Account Deposit                                                                                          0.00
Principal Funding Account Balance                                                                                          0.00
- ----------------------------------------------------------------------------------------------------------------------------------
Certificates                                       Class A              Class B            CIA Investor            Total
- ------------
Beginning Certificates Balance                    675,000,000.00         35,625,000.00       39,375,000.00       750,000,000.00
Interest Distribution                               3,346,875.00            181,093.75          195,571.25         3,723,540.00
Principal Distribution                                      0.00                  0.00                0.00                 0.00
Total Distribution                                  3,346,875.00            181,093.75          195,571.25         3,723,540.00
Ending Certificate Balance                        675,000,000.00         35,625,000.00       39,375,000.00       750,000,000.00
Pool Factor                                          100.000000%           100.000000%         100.000000%
Total Distribution Per 1,000 Certificate                  4.9583                5.0833              4.9669
- ----------------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate               4.9583                5.0833              4.9669
Principal Distribution Per 1,000 Certificate              0.0000                0.0000              0.0000


Delinquencies                                       1-30                 31-60                61-90               91-120
- -------------                                       ----                 -----                -----               ------

Number of Accounts                                       152,576                29,820              15,393               11,622
Balance of Accounts                                  334,446,046            76,754,548          45,867,350           37,803,369

30+Days Delinquency Rate                                                       3.9190%

Change in Account Owner Retained Interest                                      0.0026%


AT&T Universal Funding Corporation                                    Monthly Report                    31-May-96
Credit Card Asset Backed Securities                                   Distribution Date                 17-Jun-96
- -----------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                 Transferor             Series                Trust
- ----------------------                                  Interest           Allocations              Totals
Beginning Principal  Receivables Balance                                                         5,711,452,494.90
Special Funding Account Balance                                                                              0.00
Ending Total Principal Balance                                                                   5,711,452,494.90

Series Allocation Percentage                                                         16.63%
Beginning Invested /Transferor Amount                  199,935,881.28        949,935,881.28
Floating Allocation Percentage                            21.0473028%          100.0000000%
Principal Allocation Percentage                           21.0473028%          100.0000000%
Finance Charge Collections                               2,947,846.83         14,005,817.54         84,209,432.59
Total Yield                                                                                                17.69%
Trust Portfolio Yield                                                                                      10.72%
Principal Collections                                   32,301,946.18        153,473,091.06        922,750,983.60
Discount Percentage                                                                                         0.00%
Discount Option Receivable Collections                           0.00                  0.00                  0.00
Monthly Payment Rate                                                                                       16.16%
Defaults                                                 1,294,988.00          6,152,750.36         36,993,171.93
Monthly Default Rate                                                                                        7.77%
Net Monthly Default Rate                                                                                    6.98%
Recoveries                                                 132,415.12            629,131.07          3,782,626.07
Adjustments                                                                                         (1,779,740.80)
New Receivables                                                                                    937,340,257.91
Ending Principal  Receivables Balance                                                            5,690,828,338.08
Minimum Series Required Balance                                                                    802,500,000.00
Special Funding Account Balance                                                                              0.00
Ending Total Principal Balance                                                                   5,690,828,338.08

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                     199,935,881.28        949,935,881.28      5,690,828,338.08
- -----------------------------------------------------------------------------------------------------------------
Group II Information                                  Group Total
- --------------------
Invested Amount                                        750,000,000.00
Average Rate                                                  5.9476%
Investor Finance Charge Collections                     11,554,686.67
Investor Principal Collections                         121,171,144.87
Investor Default Amount Due                              4,857,762.36
Investor Monthly Interest Due                            3,723,540.00
Investor Monthly Fees Due                                1,250,000.00
Investor Additional Amounts Due                                  0.00
- -----------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements
- ----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Fees Due
Total
- -----------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest and Principal Funding Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
- -----------------------------------------------------------------------------------------------------------------
Application of Collections
- --------------------------
Available Funds
Monthly Interest Paid
Investor Default Amount Paid
Excess Spread
- -----------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall
Investor Default Amount Shortfall
Required Amount
- -----------------------------------------------------------------------------------------------------------------
Monthly Interest Paid
Investor Default Paid
Investor Additional Amounts Paid
Servicing Fee Paid
Excess Finance Charge Collections
- -----------------------------------------------------------------------------------------------------------------
Reallocated Principal
Monthly Interest Paid
Investor Default Paid
- -----------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest
Principal Charge-Offs
- -----------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount
Principal Funding Account Deposit
Principal Funding Account Balance
- -----------------------------------------------------------------------------------------------------------------
Certificates
- ------------
Beginning Certificates Balance
Interest Distribution
Principal Distribution
Total Distribution
Ending Certificate Balance
Pool Factor
Total Distribution Per 1,000 Certificate
- -----------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate


Delinquencies                                             120+                Total

Number of Accounts                                             18,999               228,410
Balance of Accounts                                        63,405,795        558,277,108.62

30+Days Delinquency Rate

Change in Account Owner Retained Interest


                           FORM OF MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/96, and with respect to the performance of the Trust during the month of 05/01/96-05/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

     (1)      The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $4.95833333

     (2)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $4.95833333

     (3)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                            $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
     (1)      The amount of Class A Investor
     Charge Offs                                                             $0.00
     (2)      The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                        $0.00
     (3)      The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                    $0.00
     (4)      The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                            $0.00
     (5)      The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                       $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
     (1)      The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $5.08333333
     (2)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $5.08333333
     (3)      The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                            $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
     (1)      The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                                 $0.00

     (2)      The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal amount                                   $0.00
     (3)      The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                 $0.00
     (4)      The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                            $0.00
     (5)      The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                       $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
     (1)      The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                            $195,571.25
     (2)      The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                         $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
     (1)      The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                  $0.00
     (2)      The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                              $0.00

              AT&T UNIVERSAL CARD SERVICES CORP.,
                 Servicer

              By       /s/ Tom Donahue
                 -----------------------------------
                   Name:  Tom Donahue
                   Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                    $5,711,452,494.90
Beginning of the Month Finance Charge Receivables:                  $76,220,571.94
Beginning of the Month Discounted Receivables:                               $0.00
Beginning of the Month Premium Receivables:                                  $0.00
Beginning of the Month Total Receivables:                        $5,787,673,066.84


Removed Principal Receivables:                                               $0.00
Removed Finance Charge Receivables:                                          $0.00
Removed Total Receivables:                                                   $0.00


Additional Principal Receivables:                                            $0.00
Additional Finance Charge Receivables:                                       $0.00
Additional Total Receivables:                                                $0.00


Discounted Receivables Generated this Period:                                $0.00
Premium Receivables Generated this Period:                                   $0.00
End of the Month Principal Receivables:                          $5,690,828,338.08
End of the Month Finance Charge Receivables:                        $74,135,674.13
End of the Month Discounted Receivables:                                     $0.00
End of the Month Premium Receivables:                                        $0.00
End of the Month Total Receivables:                              $5,764,964,012.21


Special Funding Account Balance                                              $0.00
Aggregate Invested Amount (all Master Trust Series)              $4,500,000,000.00

End of the Month Transferor Amount                                 $199,935,881.28


DELINQUENCIES AND LOSSES ---
                                                                RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                            $76,754,548.31
   61-90 Days Delinquent                                            $45,867,350.00
   90+ Days Delinquent                                             $101,209,163.83

   Total 30+ Days Delinquent                                       $223,831,062.14

Defaulted Accounts During the Month                                 $36,993,171.93

INVESTED AMOUNTS ---

Class A Initial Invested Amount                    $675,000,000
Class B Initial Invested Amount                     $35,625,000
Collateral Initial Invested Amount                  $39,375,000
INITIAL INVESTED AMOUNT                                               $750,000,000

Class A Invested Amount                         $675,000,000.00
Class B Invested Amount                          $35,625,000.00
Collateral Invested Amount                       $39,375,000.00
INVESTED AMOUNT                                                       $750,000,000


Class A Adjusted Invested Amount                $675,000,000.00
Class B Adjusted Invested Amount                 $35,625,000.00
Collateral Invested Amount                       $39,375,000.00
ADJUSTED INVESTED AMOUNT                                              $750,000,000


MONTHLY SERVICING FEE                                                $1,250,000.00


INVESTOR DEFAULT AMOUNT                                              $4,857,762.36


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                             5.95%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                        $11,554,686.67
GROUP II INVESTOR ADDITIONAL AMOUNTS                                         $0.00
GROUP II INVESTOR DEFAULT AMOUNT                                     $4,857,762.36
GROUP II INVESTOR MONTHLY FEES                                       $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                                   $3,723,540.00


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                         16.63%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                              $14,005,817.54
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                             $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                             $6,152,750.36
SERIES 1995-2 MONTHLY FEES                                           $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                      $153,473,091.06
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                            $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                              78.95%

INVESTOR FINANCE CHARGE COLLECTIONS                                 $11,057,970.72
INVESTOR DEFAULT AMOUNT                                              $4,857,762.36
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                     $11,554,686.67
PRINCIPAL ALLOCATIONS PERCENTAGE                                            78.95%
AVAILABLE PRINCIPAL COLLECTIONS                                    $121,171,144.87


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                 90.00%

    Class A Floating Percentage of Reallocated   $10,399,218.00
    Investor Finance Charge Collections
    Other Amounts                                         $0.00
TOTAL CLASS A AVAILABLE FUNDS                                       $10,399,218.00

   Class A Monthly Interest                       $3,346,875.00
   Class A Servicing Fee (if applicable)                  $0.00
   Class A Investor Default Amount                $4,371,986.12
TOTAL CLASS A EXCESS SPREAD                                          $2,680,356.88

CLASS A REQUIRED AMOUNT                                                      $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                  4.75%

CLASS B AVAILABLE FUNDS                                                $548,847.62

   Class B Monthly Interest                         $181,093.75
   Class B Servicing Fee (if applicable)                  $0.00
TOTAL CLASS B EXCESS SPREAD                                            $367,753.87

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                               5.25%

COLLATERAL AVAILABLE FUNDS                                             $606,621.05
   Collateral Interest Servicing Fee (if  applicable)                        $0.00
TOTAL COLLATERAL EXCESS SPREAD                                         $606,621.05

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                  $3,654,731.79

Excess Spread Applied to Class A Required Amount                             $0.00
Excess Spread Applied to Class A Investor Chargeoffs                         $0.00

Excess Spread Applied to Class B Required Amount                       $230,743.71
Excess Spread Applied to Reductions of Class B                               $0.00
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                            $195,571.25
Interest
Excess Spread Applied to Unpaid Monthly                              $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default Amount                        $255,032.52
Excess Spread Applied to Reductions of                                       $0.00
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                     $0.00
Excess Spread Applied to Other Amounts Owed to                               $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                   $1,723,384.31

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                             $8,433,550.21
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                            $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections Applied to                                 $0.00
Class A Required Amount
Excess Finance Charge Collections Applied to                                 $0.00
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                 $0.00
Class B Required Amount
Excess Finance Charge Collections Applied to                                 $0.00
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                 $0.00
Collateral Monthly Interest
Excess Finance Charge Collections Applied to                                 $0.00
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections Applied to                                 $0.00
Collateral Default Amount

Excess Finance Charge Collections Applied to                                 $0.00
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                 $0.00
Reserve Account
Excess Finance Charge Collections Applied to                                 $0.00
Other Amounts Owed to Collateral Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                                 7.96%
Base Rate (Prior Month)                                   7.95%
Base Rate (Two Months Ago)                                7.95%
THREE MONTH AVERAGE BASE RATE                                                7.95%

Series Adjust Portfolio Yield (Current Month)            10.72%
Series Adjusted Portfolio Yield (Prior Month)            11.15%
Series Adjusted Portfolio Yield (Two Months Ago)         11.13%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                               11.00%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                90.00%

   Class A Principal Collections                $109,054,030.39

CLASS B PRINCIPAL PERCENTAGE                                                 4.75%

   Class B Principal Collections                  $5,755,629.38

COLLATERAL PRINCIPAL PERCENTAGE                                              5.25%
   Collateral Principal Collections               $6,361,485.11

AVAILABLE PRINCIPAL COLLECTIONS                 $121,171,144.87

REALLOCATED PRINCIPAL COLLECTIONS                                            $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                            $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                            $0.00
Deficit Controlled Accumulation Amount                    $0.00
CONTROLLED DEPOSIT AMOUNT                                                    $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                            $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                    $126,028,907.23
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                 $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                           $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                              $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                  $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                               $0.00
REIMBURSED


              AT&T UNIVERSAL CARD SERVICES CORP.,
              as Servicer


              By:      /s/ Tom Donahue
                  ---------------------------------------
                     Name:  Tom Donahue
                     Title:  Servicing Officer